Exhibit 10.1

     THIS INDENTURE, made the first day of October 1898, between the ALLEGHENY AND WESTERN RAILWAY COMPANY, first party, and the BUFFALO, ROCHESTER, & PITTSBURGH RAILWAY COMPANY, second party, witnesseth:

     WHEREAS, first party owns and operates a certain railroad known as the Allegheny & Western Railway, running from a point at or near Clayville, Jefferson County, to a point connecting with the Pittsburgh & Western Railway and the Pittsburgh, Bessemer & Lake Erie Railroad in Butler Township, Butler County, all in the State of Pennsylvania, a distance of about sixty-two miles; and

     WHEREAS, the said Allegheny and Western Railway and said Buffalo, Rochester & Pittsburgh Railway united constitute a continuous line of railroad; and it is for the common benefit of said parties that the railroad of the first party should be leased to and operated by second party;

     NOW, THEREFORE, first party, in consideration of the rents, covenants, and agreements hereinafter mentioned, has granted, demised and leased, and by these presents doth grant, demise and lease unto second party, all and singular, the railroad of the first party known as the Allegheny & Western Railway and which extends from a point near Clayville, Jefferson County, to a point connecting with the Pittsburgh and Western Railway and the Pittsburgh, Bessemer & Lake Erie Railroad in Butler Township, Butler County, all in the State of Pennsylvania, and being a distance of about sixty-two miles; together with the equipment of said railroad, and all sidings connected therewith; also all lands, real estate, right of way, railroads, tracks, bridges, culverts, fences, depots, tanks, turntables, shops, buildings, structures, cars, rolling stock, fixtures, locomotives, engines and all other property and rights, of every kind and character real, personal and mixed whatsoever and wheresoever situate, appertaining to said railroad, and to which first party is wholly or in part or in any manner entitled.

     Also, all and singular, the rights, powers and privileges which have been or may be granted to or conferred upon, or which may be used or exercised by first party, to have and to hold, use, enjoy, possess and exercise all and singular, the property, things, rights, powers and privileges hereby leased and demised, with the hereditaments and appurtenances thereunto belonging or in any wise appertaining unto second party, its successors, and assigns, from the 1st day of October, 1899, for and during the full term of the corporate existence of said first party, and during the full term of any and all renewals of the charter of the first party; second party, its successors and assigns, yielding and paying therefor unto first party, its successors and assigns yearly and every year during the said term hereby granted, the yearly rent hereinafter specified, at the time and in the manner hereinafter specified, and keeping and performing all and singular the covenants and agreements hereinafter set forth, to be by second party kept and performed.

     ARTICLE 1. The annual rent hereby reserved shall be paid in gold coin of the United States of America, or present standard of weight and fineness, or its equivalent.
     The amount of the annual rent shall be:

     1. One hundred and fifty thousand dollars or so much thereof as shall be equal to the sum of six per cent. on the capital stock of the Allegheny and Western Railway Company which shall at any time be outstanding not exceeding twenty-five thousand shares of stock of the par value of one hundred dollars a share; which said sum of one hundred and fifty thousand dollars or less as aforesaid, shall be paid by second party to first party for the benefit and use of the holders of so much of the capital stock of first party not exceeding $2,500,000 par value as shall at any time be outstanding. Said sum shall be paid semi-annually, to wit: The one-half thereof being $75,000, or less as aforesaid on the 1st day of January and the other half thereof being $75,000, or less as aforesaid on the 1st day of July in each and every year during the continuance of this lease; and

     2. The sum of one hundred thousand dollars or so much thereof as may be necessary to pay the interest at the rate of four per cent. per annum on the first mortgage bonds of first party which may be issued and may be outstanding to an amount not to exceed two million five hundred thousand dollars ($2,500,000), and which said sum of one hundred thousand dollars ($100,000) or so much thereof as may be necessary as aforesaid, shall be paid by assuming and paying to the holders of the first mortgage bonds of first party to the amount of not to exceed two million five hundred thousand dollars ($2,500,000), the semi-annual interest thereon at the rate of four per cent. per annum.

     The said rent shall be paid at the office or agency for the time being of second party in the city of New York, except in any case first party shall designate in writing a different place in the city of New York for the payment of any installment, in which case, payment of such installment shall be made at the place so designated.

     Said payment shall be made free from any tax of any kind, character or description assessed by the United States or State of Pennsylvania, or local authority, the collection of which shall be made or directed to be made by or through the means or agency of either first or second party. Any such tax shall be paid by second party as part of the rent hereby reserved.

     When second party shall have paid interest on said bonds to the persons entitled thereto, second party shall furnish to first party due evidence thereof, and shall cancel and deliver the paid coupons.

     When second party shall have paid to first party the portion of said rent to be applied by first party to the payment of dividends to its stockholders, first party shall furnish second party due proof that such dividends have been paid to said stockholders. Should first party fail to appropriate the rent paid for that purpose to payment of dividends to stockholders, second party may thereafter pay said rent direct to stockholders.

     Second party hereby guarantees to the holder of each share of stock of first party, and the holder of each bond or interest coupon of first party, the prompt and due payment of interest and dividends upon such bonds, coupons and shares of capital stock, in accordance with the provisions herein made for the payment of rent by second party to first party, such guaranty shall be endorsed on each bond and on each share of stock, and signed by some officer or agent of second party.

     ARTICLE 2. It is agreed that upon the due date of bonds of first party herein referred to, first party will make and execute other bonds and secure the same by first mortgage, or will extend the present existing bonds secured by the present existing mortgage, at such rate of interest and for such period of time as second party may require, and with the proceeds thereof pay the bonds so becoming due, and will again and again, so long as this lease and possession thereunder by second party may continue, execute other bonds and secure the same by mortgage, and with the proceeds thereof pay the bonds so becoming due, or extend existing bonds.

     Second party agrees to pay the interest on all such other or extended bonds in the same manner and at the same place as it has hereby agreed to pay the interest on said bonds for the sum of two million five hundred thousand dollars ($2,500,000) to the owners of such bonds or coupons, so long as this lease or any renewal thereof shall continue, and as part of the rent reserved thereby.

     It is agreed that upon the falling due of the said bonds and the payment of the same by the proceeds of the issue and sale of other bonds, and also in case of the extension of said first-mentioned bonds, second party shall be entitled to the benefit of any reduction in the rate of interest, and the rent hereby reserved shall be diminished in proportion to the reduction of interest payment secured by such issue of new bonds or by such extension of old bonds. In case it should be necessary, in order to sell said new bonds at par, to make them bear interest at a rate greater than four per cent., second party agrees to pay as rent a sum sufficient to make up such increased rate of interest, and such sum is hereby reserved as and made a part of the rent reserved by this lease.

     Second party further agrees to and with first party, that the second party will pay and discharge all the expenses properly and necessarily incurred in order to keep up the corporate existence of first party, including a sum not to exceed five hundred dollars ($500) per annum for the payment of salaries of officers of first party. Second party also agrees to pay the expenses of the transfer of the stock and bonds of first party.

     ARTICLE 3. Second party for itself and its successors and assigns, covenants, promises and agrees to and with first party, its successors and assigns, that second party, its successors and assigns shall and will yearly and in each and every year of and during the term aforesaid, and any extension of the term aforesaid, well and truly pay and cause to be paid unto said first party, its successors and assigns, the yearly rent hereinbefore reserved in the manner and to the persons and at the time hereinbefore mentioned.

     ARTICLE 4. Second party shall and will, at its own proper cost and expense, and without deduction from the rent aforesaid, operate and run the said demised railway at all times during said term, in the same manner as first party, as the owner thereof, or otherwise, is now or shall or may at any time hereafter by law, be required to do.

     Second party shall and will, at its own proper cost and expense, and without reduction from the rent aforesaid, and at all times during the said term, maintain, preserve and keep the railroad and premises hereby demised, and every part of the same, in thorough repair, working order and condition, and supplied with rolling stock and equipment, so that the business of said demised railway shall be preserved, encouraged and developed, and that the same shall at all times be done with safety and expedition, and the public accommodated in respect thereto with al practicable conveniences and facilities, and that all further growth of such business, as the same may arise or be reasonably anticipated, shall be fully provided for and secured.

     Second party covenants and agrees that second party shall and will at second party's own proper cost and expense, and without deduction from the rent aforesaid, do and cause to be done to and upon the said demised railroad and premises any and all repairs, replacing and renewals, and provide such rolling stock and equipment and other facilities as shall or may be reasonable required.

     ARTICLE 5. Second party further covenants and agrees that second party will, from time to time, and as often as same shall become due, pay and discharge without deduction from the rent aforesaid, any and all taxes, assessments, debts, imposts and charges whatsoever, which shall or may be levied, assessed or imposed during the said term by any government or lawful, authority whatever, upon said demised railroad and premises, or upon any part thereof, or upon any business or earnings or income of same, or upon the first party will respect to the said demised railroad and premises or any part thereof, and any business or earnings or income of same, or upon the first party for or with respect to any money which shall be paid and which shall become payable to said first party as or on account of the rent hereinbefore reserved.

     ARTICLE 6. Second party shall and will at all times during the continuance of this lease, and of any renewal thereof, keep an office in the city of Ridgway in the State of Pennsylvania, which shall be open at all reasonable hours and times for the transaction of the business of said demised railroad, and shall reserve in said office, free of charge, rooms for the use of the President and Secretary and Board of Directors of first party.

     Second party shall at all times during said term, keep at said office in the city of Ridgway full, true and just accounts of any and all moneys received, and business done upon said demised railroad and premises, and of all moneys paid, laid out and expended and liabilities incurred in connection with the same. All said or any accounts kept by second party in relation to the demised railroad, or the business of the same, shall at all reasonable hours and times during the continuance of this lease be open for the inspection and examination of the President of the first party and of such other person or persons as said first party shall from time to time, or at any time by resolution of its Board of Directors, appoint to examine the same.

     It is further agreed and declared that second party shall at its own proper cost and expense, from time to time and whenever necessary for the use of first party, make out and furnish to first party, any and all reports and statements which first party is now or may hereafter be required to make or file, under and by virtue of any law of the State of Pennsylvania, or of the United States now existing, or which may hereafter be enacted, or under any other lawful and competent authority.

     ARTICLE 7. Second party shall and will, at all times during the existence of this lease, bear, pay and discharge at its own proper cost and expense, without deduction from the rent hereinbefore reserved, any and all expenses costs, damages, liabilities, claims and demands whatsoever, which shall or may arise out of the possession, management or operation of the said demised railroad and premises, or out of the business of the same, and shall and will at all times during the term aforesaid hold, save and keep harmless and indemnify first party from and against any and all expense of operating the said railway and premises hereby demised, and all damages, liabilities, actions, suits, claims and damages for injuries to persons or property, or for causing the death of any person or things through accident, neglect or default during said term, or for breach of contract or wrong done or suffered by second party in the refusal to transport, or negligence in transporting any person or property, or by the loss, conversion or non-delivery, of any property which second party shall have agreed or undertaken or be bound to transport over the said railroad, or which first party as the owner of the said railroad hereby demised, is or shall be under any legal obligation by contract, public duty or otherwise to transport thereon, and of, from and against any and all costs damages, liabilities, actions or causes of action, suits, claims and damages whatsoever which shall or may arise out of or in respect tot he management or business of said demised railroad and premises, or any part thereof during the continuance of this lease.

     Second party covenants and agrees that it shall and will defend all suits and claims which shall or may be brought against first party during the continuance of this lease, in respect to any matter or thing arising out of the management or operation of said demised railroad or any party thereof, and indemnify and save harmless first party from and against all matters and things whatsoever existing or to arise which might or could be a charge upon or operate to reduce the rent hereinbefore reserved to be applicable to the payment of dividends on the stock of first party, and the payment of interest on the bonds of first party.

     ARTICLE 8. In case second party, its successors or assigns shall at any time or times hereafter, during the continuance of this lease, fail or omit to pay the rent hereinbefore mentioned or provided to be paid by second party, or any part thereof, when the same shall become payable as hereinbefore specified; or in case second party, its successors or assigns shall fail or omit to keep and perform the covenants and agreements herein contained, or any of them, and shall continue in default in respect to the performance of such covenants or agreements for the period of ninety days, then in either or every such case, it shall be lawful for first party, its successors or assigns, at its or their own option, to enter into or upon the railroad and premises hereinbefore demised, and any or every part thereof, and remove all persons therefrom, and from thenceforth said demised railroad and premises, with the equipment and appurtenances thereof, and all additions and improvements which shall have been made to the same, to have, hold, possess and enjoy as of the first or former estate of first party in said demised premises; and upon such entry for non-payment of rent or breach or non-performance of any covenant or agreement herein contained to be by second party observed or performed, all the estate, right, title, interest, property, possession, claim and demand whatsoever of second party, its successors or assigns, in or to the said demised railroad and premises or any part thereof, shall cease, determine and become void, anything hereinbefore contained to the contrary notwithstanding.

     In case of such re-entry as aforesaid, the rent provided by these presents and the several installments thereof shall be apportioned from the times of the last preceding payment of such installment up to the time of such re-entry, and such portion thereof as would have been payable in respect to the intervening time, if the whole period in respect to which such installment were payable had elapsed, shall be deemed to be due and payable, and the same shall be paid by second party to first party; and it is further declared and agreed that such re-entry shall not waive or prejudice any claim or right of first party to or for damages against second party on account of non-payment of rent, or non-performance or breach of the terms of this lease, and all such claims and rights are hereby expressly preserved to first party.

     ARTICLE 9. Second party hereby covenants, promises and agrees to and with first party, that at the termination of this lease, and at the end of the term hereby granted, second party shall re-deliver and surrender to first party, its successors or assigns, the said demised railroad and premises in as good order and condition as the same shall be delivered to second party under this lease, and with such additions betterments and improvements as shall have been made thereto; and also all the rolling stock, equipment and other property delivered under this lease in as good order and condition as reasonable use and wear thereof, proper repairs and replacements thereof being made from time to time, will permit, or rolling stock, equipment and other similar property equal in value thereto; and also all additional rolling stock or equipment which shall be acquired or provided for use upon said railroad and premises, or any part thereof.

     ARTICLE 10. First party agrees with second party that first party shall and will, whenever thereto requested by second party, its successors or assigns, execute and deliver to second party, its successors or assigns at the proper cost and expense of second party, its successors or assigns at the proper cost and expense of second party, its successors or assigns, any and all such other and further instruments and assurances in the law for the better demising and leasing of the said railroad and premises as second party, its successors and assigns, upon and subject to all and singular the rents, covenants, agreements and conditions hereinbefore reserved and mentioned as by second party, its successors or assigns, or by its or their counsel learned in the law shall be reasonably advised, devised or required; and second party likewise covenants and agrees to execute and deliver to first party all such further instruments as may be necessary for the more effectually assuring to first party, its successors or assigns the payment of the rent hereinbefore reserved and the performances of the promises and agreements hereinbefore set forth on behalf of second party as by first party, its successors or assigns, or by its or their counsel learned in the law shall be reasonably advised, devised and required.

     ARTICLE 11. It is further mutually agreed that first party shall not, after the execution and delivery of this lease, make, execute or issue, or cause or permit to be made, executed or issued, any bond or obligation of any kind or character whatsoever, nor in any way increase its stock unless with the consent of second party, and all bonds, obligations and certificates of stock, for whatever purpose issued, which shall be made or executed by first party after the execution and delivery of this lease, shall before the same are issued, be countersigned by the president; treasurer or secretary of second party, and first party shall not, after the execution and delivery of this lease make any bargain or contract, or enter into any engagements, or do any act or thing whereby the rights or interests of second party under this lease can be in any wise impaired or prejudiced. First party shall and will, from time to time, and at all times during the continuance of this lease, do and perform at the expense of second party, all such lawful acts and things as may be requested by second party in order to preserve its corporate and other rights, and in order to enable second party to enjoy, use and exercise the property, franchises and rights demised hereby as fully, to all intents and purposes as first party might enjoy, use and exercise the same as if this lease had not been made.

     Second party shall have the right, at its own expense, to use the name of first party in all cases when it is advised by counsel that it is proper so to do in connection with any matter or thing arising under this lease, or with the property demised or in the transaction of the business herein contemplated, or exercise of the rights herein granted.

     It is further agreed that if at any time during the term of this lease or any extension thereof, a second or double track should in the judgment of the second party be needed for the better transaction of the business over said railroad second party may construct such second or double track and thereupon with the assent of two-thirds in amount of the stockholders of first party may call upon first party to issue further and additional stock equal in amount to the cost of construction of such second or double track and to deliver the same to second party.

     That thereupon first party will so issue such stock to second party, and upon such delivery all the foregoing provisions of this lease shall apply to such further and additional stock in the same manner as to the stock theretofore issued hereunder, provided that second party shall have the option to guaranty dividends at a less rate than six per cent. per annum thereon and provided further that no such further and additional stock shall be sold at a rate less than par net over and above any commission.

     It is agreed that if this lease is terminated prior to the expiration of the term thereof, for any reason other than default in payment as hereinbefore specified, and the property and premises are thereupon restored to first party, there shall be an equitable adjustment of the rights of the parties so that second party shall not suffer any actual loss or injury in respect of this lease.

     It is mutually agreed that all and singular the covenants and agreements hereinbefore contained shall inure to the benefit of, and be binding upon, the successors and assigns of said first and second parties.

     IN WITNESS WHEREOF said first and second parties have caused these presents to be signed by their respective Presidents and their respective corporate seals to be hereunto attached, and attested by their respective Secretaries, the day and year first above written.

                         ALLEGHENY AND WESTERN RAILWAY COMPANY

(SEAL)                             By   (signed) C. H. McCauley

     Attest:                                      President.

          (signed) Jno. G. Whitmore

                         Secretary.


                         BUFFALO, ROCHESTER & PITTSBURGH RAILWAY
                         COMPANY

(SEAL)                             By   (signed) A. G. Yates

Attest:                                           President.

          (signed) J. H. Hocart

                         Secretary.

Notarial acknowledgments.